INNOVATE Corp. ™ 2023 INNOVATE Corp. Q2 2023 Earnings Release Supplement August 9, 2023

INNOVATE Corp. ™ 2023 Safe Harbor Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, "forward-looking statements." Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are based on current expectations and inherently involve certain risks, assumptions and uncertainties. The forward-looking statements in this presentation include, without limitation, any statements regarding INNOVATE’s plans and expectations for future growth and ability to capitalize on potential opportunities, the achievement of INNOVATE’s strategic objectives, expectations for performance of new projects and realization of revenue from the backlog at DBM Global, anticipated success from the launch of new products in the Life Sciences segment, anticipated performance of new channels and LPTV frequencies and expanded uses for LPTV channels in the Spectrum segment, and changes in macroeconomic and market conditions and market volatility (including developments and volatility arising from the COVID-19 pandemic), including interest rates, the value of securities and other financial assets, and the impact of such changes and volatility on INNOVATE’s financial position. Such statements are based on the beliefs and assumptions of INNOVATE’s management and the management of INNOVATE’s subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance, results or the creation of stockholder value and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, including those that may be identified in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation: our dependence on distributions from our subsidiaries to fund our operations and payments on our obligations; the impact on our business and financial condition of our substantial indebtedness and the significant additional indebtedness and other financing obligations we may incur; our dependence on key personnel; volatility in the trading price of our common stock; the impact of recent supply chain disruptions, labor shortages and increases in overall price levels, including in transportation costs; interest rate environment; developments relating to the ongoing hostilities in Ukraine; increased competition in the markets in which our operating segments conduct their businesses; our ability to successfully identify any strategic acquisitions or business opportunities; uncertain global economic conditions in the markets in which our operating segments conduct their businesses; changes in regulations and tax laws; covenant noncompliance risk; tax consequences associated with our acquisition, holding and disposition of target companies and assets; our ability to remain in compliance with the listing standards of the New York Stock Exchange; the ability of our operating segments to attract and retain customers; our expectations regarding the timing, extent and effectiveness of our cost reduction initiatives and management’s ability to moderate or control discretionary spending; our expectations and timing with respect to any strategic dispositions and sales of our operating subsidiaries, or businesses; the possibility of indemnification claims arising out of divestitures of businesses; and our possible inability to raise additional capital when needed or refinance our existing debt, on attractive terms, or at all. Although INNOVATE believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to INNOVATE or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, INNOVATE undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

INNOVATE Corp. ™ 2023 Safe Harbor Disclaimers 3 Non-GAAP Financial Measures In this earnings release supplement, INNOVATE refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, which excludes results for discontinued operations, and Adjusted EBITDA for its operating segments. Adjusted EBITDA Adjusted EBITDA is not a measurement recognized under U.S. GAAP. In addition, other companies may define Adjusted EBITDA differently than we do, which could limit its usefulness. Management believes that Adjusted EBITDA provides investors with meaningful information for gaining an understanding of our results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace our U.S. GAAP financial results. Using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as this non-GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and does not purport to be an alternative to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. Adjusted EBITDA excludes the results of operations and any consolidating eliminations of our previous Insurance segment. The calculation of Adjusted EBITDA, as defined by us, consists of Net income (loss) attributable to INNOVATE Corp., excluding discontinued operations, if applicable; depreciation and amortization; other operating (income) loss, which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, asset impairment expense and FCC reimbursements; interest expense; other (income) expense, net; income tax expense (benefit); non-controlling interest; share-based compensation expense; restructuring and exit costs; non-recurring items; and acquisition and disposition costs. Third Party Sources Third party information presented in this earnings release supplement is based on sources we believe to be reliable, however there can be no assurance information so presented will prove accurate in whole or in part.

INNOVATE Corp. ™ 2023 Remain focused on increasing profitability across the business while driving growth Second Quarter 2023 4 ■ DBM Global delivered second quarter revenue of $362.4 million and expanded gross margin and Adjusted EBITDA margin by approximately 160 and 100 basis points year-over-year, respectively. ■ R2 Technologies has now shipped 284 GLACIAL® devices globally and continues to increase utilization and social media presence. ■ MediBeacon completed the Phase 3 Transdermal GFR Pivotal Study and filed the Clinical Study Report with FDA. ■ Spectrum seeing indications of market stabilization and new business opportunities emerging. ■ On May 9, 2023, the Company consummated the purchase of all of the Series A Preferred issued by DBM Global Intermediate Holdco Inc. held by Continental General Insurance Company for $42.2 million, including $0.4 million of accrued dividends, consisting of $7.1 million of cash and a $35.1 million unsecured note that is due in 2026.

INNOVATE Corp. ™ 2023 ■ 2Q23 Adjusted EBITDA(2) of $0.8M, doubling adjusted EBITDA compared to second quarter 2022 ■ Appointed Matt Katrosar as CEO of Spectrum ■ R2 has shipped 284 GLACIAL® devices globally ■ Showcased Glacial Rx at major tradeshows to grow market awareness and penetration ■ Completed the Phase 3 Transdermal GFR Pivotal Study and filed the Clinical Study Report with the FDA ■ Reported Backlog and Total Adjusted Backlog(1)= $1.5B ■ Delivering expanded margins over the prior year period ■ Backlog remains strong and provides future visibility Segment Highlights Infrastructure Highlights Life Sciences Highlights Spectrum Highlights 5 (1) Adjusted Backlog takes into consideration awarded, but not yet signed contracts. (2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

INNOVATE Corp. ™ 2023 Consolidated Q2 Results ■ Revenue decreased $23.4M or 6.0% driven by our Infrastructure segment, and, to a lesser extent, our Spectrum segment. The decline at the Infrastructure segment was driven the timing of projects at DBMG's commercial structural steel fabrication and erection business and lower revenue at the industrial maintenance and repair business. Revenues at our Spectrum segment decreased primarily as a result of the termination of HC2 Network, Inc. ("Network") and its associated Azteca America network ("Azteca") content on December 31, 2022. ■ Net Loss attributable to INNOVATE Corp. of $9.9M ■ Adjusted EBITDA(2) increased by $4.4M to $16.5M driven by the Infrastructure, Life Sciences, and Spectrum segments, which was partially offset by the elimination of equity method income from our investment in HMN, which was sold on March 6, 2023. Infrastructure ■ Net Income of $7.0M(1) ■ Adjusted EBITDA(2) up $2.6M year-over-year driven by timing of higher margin projects at the commercial structural steel fabrication business. This was partially offset by lower contributions at the industrial maintenance and repair business and Banker Steel due to timing and size of projects, as well as an increase in SG&A. ■ Reported and Adjusted(3) backlog of $1.5B compared to $1.8B at December 31, 2022. Life Sciences ■ Revenue of $0.7M driven by R2, which is down $0.3M or 30.0%, primarily as a result of less revenue from unit sales outside the U.S. due to payment delays resulting in shipping holds, which was partially offset by an increase in upfront unit sales in the US coupled with increased recurring revenues from consumable and subscription programs. Spectrum ■ Net Loss of $5.3M(1) ■ Adjusted EBITDA(2) up $0.4M year-over-year primarily driven by the elimination of Network's EBITDA losses in the comparable period as a result of the termination of Network and an increase in revenues at station group, which added markets and networks with its customers in the current period, which was partially offset by an increase in salaries and benefits at station group. Other & Eliminations ■ Adjusted EBITDA(2) down $2.2M driven by the elimination of equity method income from our investment in HMN, which was sold on March 6, 2023. Q2 2023 Financial Highlights Revenue ($ millions) 2Q23 2Q22 Infrastructure $ 362.4 $ 382.1 Life Sciences 0.7 1.0 Spectrum 5.7 9.1 Consolidated INNOVATE $ 368.8 $ 392.2 Net income (loss) Attrib. to INNOVATE Corp. & Adjusted EBITDA 2Q23 2Q22 ($ millions) NI(1) Adjusted EBITDA(2) NI(1) Adjusted EBITDA(2) Infrastructure $ 7.0 $ 23.5 $ 6.8 $ 20.9 Life Sciences (2.9) (3.9) (5.3) (7.5) Spectrum (5.3) 0.8 (5.7) 0.4 Non-operating Corporate (8.2) (3.4) (9.5) (3.4) Other & Eliminations (0.5) (0.5) 1.3 1.7 Consolidated INNOVATE $ (9.9) $ 16.5 $ (12.4) $ 12.1 (1) Net income (loss) attributable to INNOVATE Corp. (2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP. (3) Adjusted Backlog takes into consideration awarded, but not yet signed contracts. 6 Second Quarter Consolidated Revenue and Adjusted EBITDA(2) of $368.8 million and $16.5 million, respectively

INNOVATE Corp. ™ 2023 ■ Manage working capital needs from growth, changes in projects and timing. ■ Continues to see sizable projects and opportunity in the market and its pipeline. ■ Convert backlog to revenue while being selective in future projects for higher margin. ■ 5.2% revenue decrease driven by the timing and size of projects at DBMG's commercial structural steel fabrication and erection business and lower revenue at the industrial maintenance and repair business. This was partially offset by an increase at Banker Steel due to timing and size of projects in backlog. ■ Adjusted EBITDA(1) increase was primarily driven by timing of higher margin projects at DBMG's commercial structural steel fabrication and erection business. This was partially offset by lower contributions at the industrial maintenance and repair business and Banker Steel due to timing and size of projects, as well as an increase in SG&A. ■ Reported backlog and adjusted backlog, which takes into consideration awarded but not yet signed contracts, was $1.5B. Financials ($ millions) 2Q23 2Q22 Revenue $ 362.4 $ 382.1 Net Income $ 7.0 $ 6.8 Adjusted EBITDA (1) $ 23.5 $ 20.9 (1) See Appendix for reconciliation of Non-GAAP to U.S. GAAP. All data as of June 30, 2023 unless otherwise noted. Segment Highlights - Infrastructure DBM Global ("DBM") 7 $1,485.3 $1,916.5 $1,782.3 $1,595.6 $1,462.2 Backlog Adjusted Backlog 2Q22 3Q22 4Q22 1Q23 2Q23 $500 $1,000 $1,500 $2,000 $2,500 ~$1,501.0 Trending Backlog Overview Near-Term Focus ($ millions)

INNOVATE Corp. ™ 2023 MediBeaconR2 Technologies (1) Investment-to-date totals and equity ownership percentages are as of June 30, 2023. (2) MediBeacon agents and devices are not approved for human use by any regulatory agency. Company Investment to Date Equity % Fully Diluted % R2 Technologies $46.5M 56.6% 51.5% MediBeacon $29.4M 46.2% 40.7% Genovel $3.9M 80.0% 75.2% Triple Ring $3.0M 25.8% 19.8% 8 Segment Highlights - Life Sciences Pansend Life Sciences ("Pansend") ■ Completed the Phase 3 Transdermal GFR Pivotal Study and filed the Clinical Study Report with FDA ■ Submitted the Transdermal GFR Medical Device Regulation application in Europe ■ FDA provided formal feedback on MediBeacon clinical program plans for other applications of the fluorescent technology platform in Gastroenterology, Ophthalmology and Surgical Visualization Summary of Investments ■ R2 has now shipped 284 GLACIAL® devices to customers globally. ■ Utilization and social media presence have experienced notable increases throughout 2023 indicating growth in market awareness and penetration. ■ Showcased Glacial Rx at five major tradeshows: American Society of Aesthetic Plastic Surgery, American Society for Laser Medicine and Surgery, Vegas Cosmetic Surgery, International Esthetics Cosmetics & Spa Conference, The Aesthetic Show.

INNOVATE Corp. ™ 2023 ■ Diginets experiencing falling ad dollars though seeing signs of market stabilization in the second quarter. ■ New business opportunities emerging in religious networks and FAST channels. ■ Potential new revenue opportunities in "lighthousing" and datacasting. ■ Appointed Matt Katrosar as CEO. ■ Ownership 98%; 86% on a fully diluted basis. Financials ($ millions) 2Q23 2Q22 Station Group $ 5.7 $ 4.7 Network ("Azteca") — 4.4 Revenue $ 5.7 $ 9.1 Net (Loss) Income(1) $ (5.3) $ (5.7) Adjusted EBITDA (2) $ 0.8 $ 0.4 9 Segment Highlights - Spectrum HC2 Broadcasting ("Broadcasting") 245 45 251 Central Cast Integrated Operating Stations 4Q17 4Q18 4Q19 4Q20 4Q21 4Q22 1Q23 2Q23 0 50 100 150 200 250 Overview Near-Term Focus ■ Continue business development and sign up large content providers; strong pipeline of pending lease agreements or revenue shares across multiple markets. ■ Seeing new revenue opportunities with shopping networks, news networks and religious networks. ■ Continue to explore the benefits of next gen technology. Station Growth (1) Net (loss) attributable to INNOVATE Corp. (2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

INNOVATE Corp. ™ 2023 (1) Debt Maturity Profile excludes Preferred Stock and operating leases (2) Debt Amortization and Maturity Profile chart presents debt annual amortization and maturity payments (3) Subsequent to June 30, 2023, the Company drew an additional $7.0 million under the Revolving Credit Agreement, increasing the outstanding balance to $20.0 million (4) Subsequent to June 30, 2023, Spectrum entered into a short-term extension while we work on a longer-term solution over the next few months. (5) Excludes restricted cash Debt Summary(1) ($ millions) Maturity Jun-23 Dec-22 8.50% Senior Secured Notes 2026 $ 330.0 $ 330.0 7.50% Convertible Senior Notes 2026 51.8 51.8 Line of Credit(3) 2025 13.0 20.0 9.00% Unsecured Note 2026 35.1 — Infrastructure Debt Various 234.4 243.0 Spectrum Debt(4) 2024 69.7 69.7 Life Science Debt 2023 15.7 10.8 Total Principal Outstanding $ 749.7 $ 725.3 Unamortized OID and DFC (7.7) (10.9) Total Debt $ 742.0 $ 714.4 Cash & Cash Equivalents(5) 28.8 80.4 Net Debt $ 713.2 $ 634.0 Current Credit Picture 10 Debt Amortization and Maturity Profile $26.4 $205.8 $20.3 $497.0 $0.2 Holdco Infrastructure Spectrum Life Science 2023 2024 2025 2026 2027 $— $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 ($ millions) (2)

INNOVATE Corp. ™ 2023 Appendix Select GAAP Financials & Non-GAAP Reconciliations

INNOVATE Corp. ™ 2023 INNOVATE Selected GAAP Financials Income Statement - Unaudited (in millions) Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Revenue $ 368.8 $ 392.2 $ 686.7 $ 805.0 Cost of revenue 316.2 341.9 590.5 704.9 Gross profit 52.6 50.3 96.2 100.1 Operating expenses: Selling, general and administrative 41.1 42.1 82.8 84.7 Depreciation and amortization 5.6 6.9 11.9 13.8 Other operating loss (income) 0.1 1.7 (0.3) 1.3 Income (loss) from operations 5.8 (0.4) 1.8 0.3 Other (expense) income: Interest expense (16.3) (12.5) (31.9) (25.1) Loss from equity investees (0.3) (0.5) (4.3) (1.0) Other income, net 0.3 1.5 16.8 1.4 Loss from operations before income taxes (10.5) (11.9) (17.6) (24.4) Income tax expense (1.2) (2.0) (2.1) (3.6) Net loss (11.7) (13.9) (19.7) (28.0) Net loss attributable to non-controlling interests and redeemable non- controlling interests 1.8 1.5 0.8 3.2 Net loss attributable to INNOVATE Corp. (9.9) (12.4) (18.9) (24.8) Less: Preferred dividends 0.6 1.2 1.8 2.4 Net loss attributable to common stockholders $ (10.5) $ (13.6) $ (20.7) $ (27.2) 12

INNOVATE Corp. ™ 2023 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 13 (in millions) Three Months Ended June 30, 2023 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 7.0 $ (2.9) $ (5.3) $ (8.2) $ (0.5) $ (9.9) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 4.1 0.1 1.3 0.1 — 5.6 Depreciation and amortization (included in cost of revenue) 4.0 0.1 — — — 4.1 Other operating loss 0.1 — — — — 0.1 Interest expense 3.4 0.7 3.4 8.8 — 16.3 Other (income) expense, net (0.3) (0.1) 1.9 (1.9) 0.1 (0.3) Income tax expense (benefit) 3.8 — — (2.6) — 1.2 Non-controlling interest 0.7 (1.9) (0.6) — — (1.8) Share-based compensation expense — 0.1 — 0.6 — 0.7 Restructuring and exit costs 0.5 — — — — 0.5 Acquisition and disposition costs 0.2 — 0.1 (0.2) (0.1) — Adjusted EBITDA $ 23.5 $ (3.9) $ 0.8 $ (3.4) $ (0.5) $ 16.5

INNOVATE Corp. ™ 2023 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 14 (in millions) Six Months Ended June 30, 2023 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 9.0 $ (5.7) $ (10.3) $ (20.1) $ 8.2 $ (18.9) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 9.0 0.2 2.6 0.1 — 11.9 Depreciation and amortization (included in cost of revenue) 7.9 0.1 — — — 8.0 Other operating income — — (0.3) — — (0.3) Interest expense 6.8 1.2 6.6 17.3 — 31.9 Other (income) expense, net (0.5) (4.0) 3.7 (3.5) (12.5) (16.8) Income tax expense (benefit) 4.9 — — (1.6) (1.2) 2.1 Non-controlling interest 0.9 (3.8) (1.2) — 3.3 (0.8) Share-based compensation expense — 0.3 — 0.9 — 1.2 Restructuring and exit costs 1.0 — — — — 1.0 Acquisition and disposition costs 0.8 — 0.1 — 1.2 2.1 Adjusted EBITDA $ 39.8 $ (11.7) $ 1.2 $ (6.9) $ (1.0) $ 21.4

INNOVATE Corp. ™ 2023 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 15 (in millions) Three Months Ended June 30, 2022 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 6.8 $ (5.3) $ (5.7) $ (9.5) $ 1.3 $ (12.4) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 5.3 — 1.5 0.1 — 6.9 Depreciation and amortization (included in cost of revenue) 3.6 — — — — 3.6 Other operating loss — — 1.7 — — 1.7 Interest expense 2.2 — 1.9 8.4 — 12.5 Other (income) expense, net (1.4) (0.2) 1.4 (1.2) — (1.4) Gain on sale or dissolution of subsidiary — — — (0.1) — (0.1) Income tax expense (benefit) 3.5 — — (1.5) — 2.0 Non-controlling interest 0.7 (2.1) (0.5) — 0.4 (1.5) Share-based compensation expense — 0.1 — 0.4 — 0.5 Non-recurring items 0.1 — — — — 0.1 Acquisition and disposition costs 0.1 — 0.1 — — 0.2 Adjusted EBITDA $ 20.9 $ (7.5) $ 0.4 $ (3.4) $ 1.7 $ 12.1

INNOVATE Corp. ™ 2023 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 16 (in millions) Six Months Ended June 30, 2022 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 12.9 $ (9.4) $ (9.1) $ (20.8) $ 1.6 $ (24.8) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 10.6 0.1 3.0 0.1 — 13.8 Depreciation and amortization (included in cost of revenue) 7.3 — — — — 7.3 Other operating (income) loss (0.6) — 1.9 — — 1.3 Interest expense 4.4 — 3.9 16.8 — 25.1 Other (income) expense, net (1.3) (0.1) 2.9 (2.8) — (1.3) Gain on sale or dissolution of subsidiary — — — (0.1) — (0.1) Income tax expense (benefit) 6.4 — — (2.8) — 3.6 Non-controlling interest 1.3 (4.1) (1.1) — 0.7 (3.2) Share-based compensation expense — 0.2 — 1.1 — 1.3 Non-recurring items 0.1 — — — — 0.1 Acquisition and disposition costs 0.3 — 0.2 0.5 (0.5) 0.5 Adjusted EBITDA $ 41.4 $ (13.3) $ 1.7 $ (8.0) $ 1.8 $ 23.6